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Vista
Family of Mutual Funds

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THE GROWTH FUND OF WASHINGTON

(Graphic depicting Eastern United States with Virginia and Maryland highlighted)
Annual Report
December 31, 1997

Growth of a $10,000 Investment

(Chart 1)
(Line graph showing the growth of a $10,000 investment in The Growth Fund of Washington, as compared to the S&P 500 and the Consumer Price Index. An inset table shows Average Annual Total Return to December 31, 1997 as +30.06% for 1 year, +17.02% for 5 years, and +13.68% for 10 years.)

PLOT POINTS IN DOLLARS

DATE       GFW       S&P 500       CPI
9/1/85    9525         10000     10000
12/31/85 10119         11428     10120
12/31/86 11551         13554     10231
12/31/87 12041         14259     10685
12/31/88 14115         16610     11157
12/31/89 16304         21859     11676
12/31/90 13290         21177     12389
12/31/91 16794         27595     12768
12/31/92 19770         29694     13139
12/31/93 22245         32670     13500
12/31/94 20173         33126     13861
12/31/95 29099         45530     14213
12/31/96 33363         55956     14685
12/31/97 45561         74598     14954

The Fund's results reflect payment of the maximum sales charge of 4.75%, thus the net investment was $9,525. All dividends and capital gain distributions are reinvested in additional shares without a sales charge. The graph covers the period of the Fund's inception (August 7, 1985) to December 31, 1997. The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.

     Fund results in this letter were computed without a sales charge.
Here are the total and average annual compound returns for the following periods ended December 31, 1997 on a $1,000 investment at the 4.75% maximum sales charge with all distributions reinvested: 10 years: +260.55%, or +13.68% a year; 5 years: +119.45%, or +17.02% a year; and 12 months:
+30.06%.  Sales charges are lower for accounts of $100,000 or more.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS ARE AFFECTED BY FLUCTUATING STOCK PRICES, SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE FUND. ACCORDINGLY, INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT PERSPECTIVE. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR P-ERSON.

 Fellow Shareholders

     The Growth Fund of Washington performed exceptionally well during 1997. The Fund's net asset value increased to $26.09 on December 31, 1997 from $20.00 on December 31, 1996. In addition, the Fund distributed income dividends of 8 1/2 cents per share, a short-term capital gain of 25 cents per share and a long-term capital gain of 86 cents per share during the year. For the twelve months ended December 31, 1997, the value of the Fund's shares outperformed the market, rising 36.56%, while the unmanaged Standard & Poor's 500 Composite Index rose 33.36%, both including the reinvestment of distributions. At year-end, the portfolio-weighted average price-earnings multiple for the Fund was 15.3 times 1998 estimated earnings, or 26% less than the S&P 500's multiple of 20.7 times.
     During 1997, the equity markets advanced based on the strength of the economy, accompanied by severe volatility from week to week. In late October, the Dow Jones Industrial Average and Standard & Poor's 500 Composite Index both fell more than 10% for the first time in more than 10 years, after having reached all-time highs earlier in the year. The markets continued to focus on possible Federal Reserve Board action. Inflation continued to stay below expectations, remaining at the lowest levels in more than a decade.
     On December 31, 1997, The Growth Fund of Washington held 28 securities in 14 industry groups. The five largest holdings, representing 45.58% of net assets, were: Freddie Mac (11.92%); Fannie Mae (11.88%); The Washington Post Co., Class B (7.89%); Lockheed Martin Corp. (7.76%); and CSX Corp. (6.13%).
     Since our last report to you six months ago, the Fund has added three companies to its portfolio: Allied Capital Corporation, a real estate investment trust (REIT) and business development company based in Washington, DC that primarily makes commercial real estate loans to small businesses in exchange for mortgage liens; Jackson Hewitt Inc., a personal services firm based in Virginia Beach, Virginia, operates franchised and company-owned offices that cater to federal and state tax preparation for individuals; and Prime Retail, Inc., another REIT, based in Baltimore, Maryland, that owns, develops and manages factory direct outlet malls nationwide.
     During the same period, the Fund eliminated its positions in three companies: MCI Communications Corp.; Seibels Bruce Group, Inc.; and Telco Communications Group.
     In addition, the separate acquisitions of two Fund holdings, announced during the first half of the year, were completed and the Fund's holdings were replaced with shares of the acquiring companies. First Citizens Financial Corp. was acquired by Provident Bankshares Corporation and Signet Banking Corp. was acquired by First Union Corporation.
     Prospects for the regional economy continue to appear bright despite slower growth in some areas. The pace of growth was reasonable with inflation under control. Consolidation activity in the banking industry continued in the second half of the year, with higher and higher multiples being paid on book values and earnings. Strategic combinations in the telecommunications area also increased during this period. Again, your Fund is well-positioned to benefit, directly or indirectly, from these trends, which are expected to continue.
     With the general market at historic highs, one can expect continuing volatility and the possibility of lower prices. Your Fund's lower-than-average price-earnings ratio should provide some protection and we encourage you to maintain a long-term perspective toward your holdings.
     We welcome your comments, as always, and look forward to reporting to you again in six months.

Sincerely,

          (Signature)              (Signature)
          James H. Lemon, Jr.      Harry J. Lister
          Chairman                 President

February 18, 1998

Investment Portfolio as of December 31, 1997

                                                                     Number
Industry                                                               of         Market    Percent of
Group                Securities<F1>                                  Shares        Value    Net Assets

Aerospace            Lockheed Martin Corp.                            48,563   $  4,783,455    7.76%
                     Bethesda-based defense/aerospace company,
                     that also designs and services communica-
                     tion and information systems.

Banking              Capital One Financial Corp.                     31,000       1,679,812     2.73
                     Northern Virginia-based general purpose
                     credit card issuer, with $14.2 billion in
                     managed loans.

                     Crestar Financial Corp.                          62,000      3,534,000     5.73
                     Richmond-based bank holding company
                     with approximately $24.9 billion in assets.

                     First Union Corporation                          72,600      3,720,750    6.04
                     The sixth largest bank holding company
                     in the country serving 12 million corporate
                     and retail customers in national, investment,
                     and mortgage banking.

                     NationsBank Corporation                          44,400      2,700,075     4.38
                     A multi-bank holding company with
                     operations in many states and Washington,
                     DC with $310 billion in assets.

                     Provident Bankshares Corporation                 24,832      1,586,144     2.57
                     Baltimore-based bank holding company for
                     Provident Bank.
                     TOTAL                                                       13,220,781    21.45

Biotechnology        Human Genome Sciences, Inc.<F2>                  20,000        795,000     1.29
                     Rockville, Maryland-based company, a
                     leader in gene sequencing, with licensing
                     agreements with major pharmaceutical
                     companies for therapeutic and diagnostic
                     product development.

Computer             American Management Systems, Inc.<F2>            44,000        858,000     1.39
Services &           Northern Virginia-based leading supplier
Hardware             of information technologies.

                     MICROS Systems, Inc.<F2>                         15,500        697,500     1.13
                     Maryland-based manufacturer and marketer
                     of systems and software for the hospitality
                     industry.
                     TOTAL                                                        1,555,500     2.52

Financial            Fannie Mae (formerly Federal National           128,320      7,322,260   11.88%
Services               Mortgage Association)
                     Washington, DC-based, it is the nation's
                     largest residential mortgage funding
                     operation through the secondary market.

                     Freddie Mac (formerly Federal Home Loan         175,200      7,347,450    11.92
                      Mortgage Association)
                     Northern Virginia-based company which
                     purchases, securitizes and guarantees
                     mortgages.

                     SLM Holding Corp. (formerly Student Loan          5,000        695,625     1.13
                      Marketing Association)
                     Washington, DC-based company providing
                     the largest source of funding and servicing
                     of education loans.
                     TOTAL                                                       15,365,335    24.93

Health Services      Trigon Healthcare, Inc.<F2>                      31,700        828,163     1.34
                     Richmond-based managed health care
                     company serving approximately 2 million
                     members.

Manufacturing        Danaher Corp.                                    25,000      1,578,125     2.56
                     Washington, DC-based manufacturer of
                     hand tools, automotive & transportation
                     equipment, and process & environmental
                     controls.

                     Harman International Industries, Inc.            15,750        668,391     1.08
                     Washington, DC-based specialty
                     manufacturer of electronic and audio
                     components.

                     The Black & Decker Corp.                         10,000        390,625      .63
                     Maryland-based maker of a wide range of
                     products sold to residential and commercial
                     markets in over 100 countries.
                     TOTAL                                                        2,637,141     4.27


Personal Services    Jackson Hewitt Inc.<F2>                          12,500  $     850,000    1.38%
                     Located in Virginia Beach, it is the nation's
                     second largest tax preparation service.

Publishing &         American Radio Systems Corporation, Class A<F2>  13,500        719,719     1.17
Communications       Owns and operates AM/FM radio stations
nationwide.
                     UOL Publishing, Inc.<F2>                         30,000        495,000      .80
                     McLean, Virginia-based publisher of
                     interactive and Web-based courseware for
                     online continuing education.

                     The Washington Post Co., Class B                 10,000      4,865,000     7.89
                     Washington, DC-based company publishes
                     "The Washington Post" and "Newsweek;"
                     owns several TV stations and over 50 cable
                     TV systems.
                     TOTAL                                                        6,079,719     9.86

Real Estate          Allied Capital Corporation                       23,548        525,100      .85
Investment           Washington, DC-based REIT and business
Trusts               development company that primarily makes
                     commercial real estate loans to small
                     businesses in exchange for mortgage liens.

                     Prime Retail, Inc.                               12,500       177,344       .29
                     Baltimore-based REIT involved in the
                     ownership, development, construction,
                     acquisition, leasing, marketing and
                     management of 28 factory outlet centers
                     nationwide.
                     TOTAL                                                         702,444      1.14

Retail               Circuit City Stores, Inc.                       35,000       1,244,688     2.02
                     Richmond-based retailer of audio, video
                     and brand name consumer electronic
                     products, and has a presence in the used car
                     market through CarMax.

                     Giant Food, Inc., Class A                        53,800      1,812,387     2.94
                     Landover, Maryland-based company which
                     operates over 175 supermarkets and
                     pharmacies in the mid-Atlantic region
                     including Washington, DC.
                     TOTAL                                                        3,057,075     4.96


Telecommuni-         Bell Atlantic Corp.                              28,000      2,548,000    4.13%
cations              Holding company for the mid-Atlantic
                     telephone companies serving a multi-state
                     area and Washington, DC.

                     LCI International, Inc.<F2>                      30,000        922,500     1.50
                     Northern Virginia-based long distance
                     carrier providing domestic and international
                     voice & data services.
                     TOTAL                                                        3,470,500     5.63

Transportation       CSX Corp.                                        70,000      3,780,000     6.13
                     Richmond-based holding company for
                     transportation and natural resources with
                     railroad, barge, trucking, pipeline, and
                     ocean shipping units.

Wholesale            Richfood Holdings, Inc.                         110,000      3,107,500     5.04
Food Services        Virginia-based wholesale supplier to
                     grocery retailers in the region.

                     TOTAL INVESTMENT SECURITIES
                     (cost: $16,610,630)                                         60,232,613    97.70

                     Repurchase Agreements:
                       Donaldson, Lufkin & Jenrette Securities Corporation          969,000     1.57
                       5.90%, issued 12/31/97, $969,318 including  interest,
                       due 1/2/98 (collateralized by $4,306,000 United States
                       Treasury Strip Interest, due 5/15/22)

                     Excess of cash and receivables over payables                   447,443      .73

                     NET ASSETS                                                 $61,649,056  100.00%

<F1>Securities listed are common stocks unless otherwise indicated.
<F2>Indicates security which has not paid dividends during the preceding twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities

as of December 31, 1997

Assets
     Investment in securities,
        at market (cost: $16,610,630)              $60,232,613
     Repurchase agreements,
       (cost: $969,000)                                969,000
     Cash                                               11,191
     Dividends and interest receivable                   6,412
     Receivable for Fund's shares sold                 506,896
     Other assets                                       11,648  $61,737,760

Liabilities
     Payable for adviser and management services        36,866
     Payable for distribution plan                     22,078
     Payable for Fund's shares repurchased               3,361
     Accounts payable and accrued expenses              26,399       88,704

Net Assets
     Capital stock ($.01 par value,  2,362,463 shares
       outstanding, 25,000,000 authorized)              23,624
     Paid-in capital                                17,951,131
     Undistributed investment income                     3,070
     Undistributed realized capital gains               49,248
     Unrealized gains                               43,621,983  $61,649,056

     Net asset value per share                                       $26.09

See Notes to Financial Statements


Statement of Operations
for the year ended December 31, 1997

Investment Income
     Income:
       Dividends                                 $     781,356
       Interest                                         75,367$     856,723
     Expenses:
       Investment advisory fee                         201,092
       Business management fee                         190,793
       Distribution fee                                 84,223
       Transfer agent fee                               72,000
       Auditing and legal fees                          20,817
       Custodian fee                                    37,489
       Directors' fees                                   7,600
       Postage, stationery and supplies                  3,470
       Reports to shareholders                         16,111
       Registration and prospectus                      10,356
       Other                                            25,465     669,416
     Net investment income                                          187,307

Realized and Unrealized Gain on Investments
     Net realized gain on equities, identified
       cost basis                                    2,545,592
     Net change in unrealized gain                  14,214,092
       Net realized and change in unrealized
         gain on investments                                     16,759,684
     Net increase in net assets resulting from
       operations                                               $16,946,991

See Notes to Financial Statements

Statement of Changes in Net Assets

                                              For the year ended December
31,
                                                     1997           1996
Increase in Net Assets
     Operations:
       Net investment income                       $   187,307  $   167,012
       Net realized gain on equity investments       2,545,592    1,829,459
       Net realized gain on option contracts                 -       45,648
       Net change in unrealized gain on
         investments                                14,214,092    4,460,111
         Net increase in net assets resulting
         from operations                            16,946,991    6,502,230

     Dividends and Distributions Paid to
       Shareholders:
       Dividends from net investment income          (194,029)    (156,885)
       Distributions from net realized gains       (2,495,778)  (1,874,144)
       Total                                       (2,689,807)  (2,031,029)

     Capital Stock Transactions:
       Net decrease in net assets resulting
         from capital stock transactions           (1,409,588)  (1,066,834)
     Total increase in net assets                   12,847,596    3,404,367

     Net Assets:
       Beginning of year                            48,801,460   45,397,093
       End of year                                 $61,649,056  $48,801,460

See Notes to Financial Statements

Financial Highlights
for a share outstanding throughout the fiscal year

                                             For the year ended December 31,
                                          1997    1996    1995    1994    1993

Net asset value, beginning of year       $20.00  $18.19  $13.32  $15.37  $14.16
Income from investment operations:
  Net investment income                     .09     .07     .14     .18     .14
  Net realized and unrealized gain (loss)
    on investments                         7.20    2.60    5.72  (1.61)    1.63
    Total from investment operations       7.29    2.67    5.86  (1.43)    1.77
Less Distributions:
  Dividends (from net investment
    income)                               (.09)   (.07)   (.14)  (.18)    (.14)
  Distributions (from capital gains)     (1.11)   (.79)   (.85)   (.44)   (.42)
    Total distributions                  (1.20)   (.86)   (.99)   (.62)   (.56)
Net asset value, end of year             $26.09  $20.00  $18.19  $13.32  $15.37

Total return<F1>                         36.56%  14.65%  44.25% (9.32%)  12.52%
Ratios/supplemental data:
 Net assets,end of year (in thousands)  $61,649 $48,801 $45,397 $33,715 $39,990
 Ratio of expenses to avg. net assets     1.25%   1.42%   1.46%   1.50%   1.55%
 Ratio of net income to avg. net assets    .35%    .35%    .87%   1.20%    .87%
 Average commissions paid<F2>         6.55 cents 6.96 cents
 Portfolio turnover rate                 13.03%  24.20%  25.65%  13.34%  13.52%

<F1> Excludes maximum sales charge of 4.75% of the Fund's offering price.
<F2> Brokerage commissions paid on portfolio transactions increase the cost of securities being purchased or reduce the proceeds of securities sold, and are not reflected in the Fund's Statement of Operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.

See Notes to Financial Statements


Notes to Financial Statements

Note 1- Summary of Significant Accounting Policies

     The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940, (the "Act") as amended, as an open-end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. Washington Investment Advisers, Inc. is the Fund's investment adviser (the "Investment Adviser"). Washington Management Corporation is the Fund's business manager (the "Business Manager"). The Investment Adviser and the Business Manager are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

     Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

     Premiums received for covered call options written are deferred until the contract expires or is closed. Such premiums are valued at the last sales price of the option or, in the absence of a sale, the mean between the last reliable bid and ask price.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

     Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $37,489 includes $6,038 that was paid by these credits rather than in cash.

     Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2- Investment Adviser and Business Management Fees and Other
Transactions with Affiliates

     Pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee of 0.375% per annum on the Fund's net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000. The Business Management Agreement provides that the Business Manager receive a fee of 0.375% per annum on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The fees are computed daily and paid monthly. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager.

     Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

     Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $48,283 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and hence are not reflected in the accompanying Statement of Operations.

     All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3 - Investment Transactions

     The Fund made purchases of investment securities, other than short-term securities, of $6,811,942 and sales of $10,288,892 during the year ended December 31, 1997. Net unrealized gains at December 31, 1997 include unrealized gains of $43,621,983 and no unrealized losses.

     The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When a call option is written, the Fund receives a premium and becomes obligated to sell the underlying security at a fixed price, upon exercise of the option. The Fund segregates assets to cover its obligations under option contracts. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains or losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Note 4 - Capital Stock Transactions

     Transactions in capital stock were:

                                       For the Year Ended
                                   December 31
                                      1997            1996
In shares:

Shares sold                          93,946         108,114
Shares issued in rein-
   vestment of dividends             95,256          92,912
Total shares issued                 189,202         201,026
Shares redeemed                   (266,908)       (257,397)
Net decrease                       (77,706)        (56,371)


In dollars:

Shares sold                     $ 2,328,468     $ 2,072,038
Shares issued in rein-
   vestment of dividends          2,432,163       1,861,005
Total shares issued               4,760,631       3,933,043
Shares redeemed                 (6,170,219)     (4,999,877)
Net decrease                   $(1,409,588)    $(1,066,834)

Report of Independent Accountant

The Board of Directors and Shareholders
The Growth Fund of Washington, Inc.
Washington, DC

     We have audited the accompanying statement of assets and liabilities and investment portfolio of The Growth Fund of Washington, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by cor-respondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Washington, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                  (Signature)

                                  JOHNSON LAMBERT & CO.

Bethesda, MD
January 16, 1998

(Logo)
THE
GROWTH FUND
OF WASHINGTON

Board of Directors

James H. Lemon, Jr.
Chairman
Chairman of the Board and Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
President
President, Washington Management Corporation

Cyrus A. Ansary
President, Investment Services International Company

T. Eugene Smith
President, T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President, Steuart Investment Co.

Margita E. White
President, Association for Maximum Service Television Inc.

Officers

Stephen Hartwell
Executive Vice President
Chairman of the Board, Washington Management Corporation

Howard L. Kitzmiller
Senior Vice President,
Secretary and Treasurer
Senior Vice President, Secretary and Assistant Treasurer,
Washington Management Corporation

Prabha S. Carpenter
Senior Vice President
Vice President, Washington Investment Advisers, Inc.

Lois A. Erhard
Vice President
Vice President, Washington Management Corporation

Michael W. Stockton
Assistant Vice President,
Assistant Secretary and Assistant Treasurer
Assistant Vice President, Assistant Secretary and Assistant Treasurer, Washington Management Corporation

J. Lanier Frank
Assistant Vice President
Assistant Vice President, Washington Management Corporation

(Logo)
Vista
Family of Mutual Funds

Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392
1-800-34-VISTA

Office of the Fund and
Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665

Investment Adviser
Washington Investment Advisers, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Custodian
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081


Transfer Agent
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105
800-34-VISTA

Distributor
Vista Fund Distributors, Inc.
125 West 55th Street
New York, NY 10019

Counsel
Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006

Independent Accountants
Johnson Lambert & Co.
7500 Old Georgetown Road
Bethesda, MD 20814

This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 1998, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

Vista Fund Distributors, Inc., is unaffiliated with The Chase Manhattan
Bank.

GFW-2-1297

The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

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